UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2023

CLARUS THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39802	85-1231852
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

355 S. Grand Avenue, Suite 1450 Los Angeles, California	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 562-4300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on September 5, 2022, Clarus Therapeutics Holdings, Inc., or Clarus, and its wholly-owned subsidiary Clarus Therapeutics, Inc., or OpCo, filed voluntary petitions for bankruptcy protection under Chapter 11 of Title 11 of the United States Bankruptcy Code. The filing was made in the United States Bankruptcy Court for the District of Delaware, or the Court (Case No. 22-10845).

On January 23, 2023, Clarus and OpCo each filed their monthly operating reports, or the Monthly Operating Reports, with the Court for the reporting month ended December 31, 2022, copies of which are attached hereto as Exhibit 99.1 and Exhibit 99.2 respectively.

Cautionary Note Regarding the Monthly Operating Reports

Clarus cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any Clarus securities. The Monthly Operating Reports are limited in scope and have been prepared solely for the purpose of complying with requirements of the Court. The Monthly Operating Reports were not reviewed by independent accountants, are in a format prescribed by applicable bankruptcy laws, and are subject to future adjustment. The financial information in the Monthly Operating Reports are not prepared in accordance with accounting principles generally accepted in the United States, or GAAP, and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosures. The Monthly Operating Reports also relate to periods that are different from the historical periods required in Clarus’ reports pursuant to the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this current report (including Exhibit 99.1 and Exhibit 99.2 attached hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Cautionary Statements Regarding Trading in Clarus’ Securities

Clarus’ securityholders are cautioned that trading in Clarus’ securities during the pendency of the Chapter 11 case is highly speculative and poses substantial risks. Trading prices for Clarus’ securities may bear little or no relationship to the actual recovery, if any, by holders thereof in Clarus’ Chapter 11 case. Accordingly, Clarus urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K, Exhibit 99.1 and Exhibit 99.2 contain “forward-looking statements” for purposes of the federal securities laws. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Clarus’ forward-looking statements in this current report on Form 8-K include, but are not limited to, express or implied statements about Clarus’ belief that the asset sale process pursuant to Chapter 11 of the U.S. Bankruptcy Code will be in the best interest of Clarus and its stakeholders, among others. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Clarus will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Clarus’ control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to risks associated with the potential adverse impact of the Chapter 11 filings on Clarus’ liquidity and results of operations; changes in Clarus’ ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its current operations; the outcome and timing of the Chapter 11 process; the effect of the Chapter 11 filings on Clarus’ relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process; and the timing or amount of any distributions, if any, to Clarus’ stakeholders, as well as risks associated with pharmaceutical development and being a pharmaceutical company generally, along with those factors described under the heading “Risk Factors” in Clarus’ annual report on 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission, or the SEC, on March 31, 2022, and those that are included in any of Clarus’ future filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the ongoing COVID-19 pandemic and there may be additional risks that Clarus considers immaterial, or which are unknown. It is not possible to predict or identify all such risks. Clarus’ forward-looking statements only speak as of the date they are made, and Clarus does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Clarus Therapeutics Holdings, Inc., Monthly Operating Report, dated January 23, 2023.
99.2	Clarus Therapeutics, Inc., Monthly Operating Report, dated January 23, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARUS THERAPEUTICS HOLDINGS, INC

Date: January 24, 2023	By:	/s/ Lawrence R. Perkins
	Name:	Lawrence R. Perkins
	Title:	Chief Restructuring Officer

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